UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 18, 2020

BEL FUSE INC.

(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[                ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[                ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[                ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Effective on February 18, 2020, Bel Fuse Inc., a New Jersey corporation (“Bel” or the “Company”), entered into a Fourth Amendment Agreement (the “Amendment”) among the Company, the Lenders defined in the Credit Agreement (defined below) and KeyBank National Association, as administrative agent for the Lenders (the “Agent”, and collectively with the Company and the Lenders, the “Loan Parties”).  The Amendment amends and modifies certain provisions of the Loan Parties’ Credit and Security Agreement dated June 19, 2014, as amended and restated as of June 30, 2014, and as previously amended by Second Amendment Agreement dated March 21, 2016, and Third Amendment Agreement dated December 11, 2017 (as amended and restated, the “Credit Agreement”).

On the Amendment’s effective date, the Company will voluntarily prepay a portion of its term loan under the Credit Agreement in the amount of $8,178,542.45. The Amendment also serves to modify the interest rate and fees applicable to the loans under the Credit Agreement and change certain covenants related to matters including acquisitions, share repurchases and financial ratios.  Additionally, the Amendment adds a procedure for transition to a benchmark other than the Eurodollar Rate to determine the applicable interest rate (including reference to the secured overnight financing rate (SOFR) published by the Federal Reserve Bank of New York), with provisions applying to that alternate benchmark.

A copy of the Amendment is filed as an Exhibit to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation on an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1         Fourth Amendment Agreement, dated as of February 18, 2020, by and among Bel Fuse Inc., the Lenders as defined in the Credit Agreement, and KeyBank National Association,  as the administrative agent for the Lenders under the Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1

Fourth Amendment Agreement, dated as of February 18, 2020, by and among Bel Fuse Inc., the Lenders as defined in the Credit Agreement, and KeyBank National Association,  as the administrative agent for the Lenders under the Credit Agreement.